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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated July 28, 1998 included in SYSCO Corporation's Form 10-K for the year ended June 27, 1998 and to all references to our firm included in this Registration Statement.

/s/ ARTHUR ANDERSEN LLP

Arthur Andersen LLP

Houston, Texas
July 20, 1999